UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 25, 2006

ALPHA PRO TECH, LTD.
(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

60 Centurian Drive, Suite 112,
Markham, Ontario		L3R 9R2
Address of principal offices		Zip Code

Registrant’s telephone number including area code:  905-479-0654

Item 7.01 Regulation FD Disclosure.

On August 25, 2006 registrant issued a release announcing that it will make a presentation at the Roth Capital Partners 2006 NY Conference at the Westin New York at Times Square, on September 6th and 7th , 2006.

The text of the release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 1. Release dated August 25, 2006 announcing registrant’s presentation at the Roth Capital Partners 2006 NY Conference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date August 28, 2006	/s/ LLOYD HOFFMAN
Lloyd Hoffman
Chief Financial Officer and Senior Vice President